Revenue Recognition (FY) (Policies)	12 Months Ended
Dec. 31, 2019
Revenue from Contract with Customer [Abstract]
Revenue from Contracts with Customers
Revenue from Contracts with Customers

Retail Utility Revenue

Cleco’s retail revenue from contracts with customers is generated primarily from Cleco Power’s regulated revenue from residential, commercial, and industrial customers. Cleco Power recognizes retail revenue from these contracts as a series, and progress towards satisfaction of the performance obligation is measured using an output method based on kWh delivered. Accordingly, revenue from electricity sales is recognized as energy is delivered to the customer. Cleco Power bills retail customers, based on rates regulated by the LPSC, on a monthly basis with payments generally due within 20 days of the invoice date.

Included in Cleco Power’s retail revenue is unbilled electric revenue, which represents the amount customers will be billed for services rendered from the last meter reading to the end of the respective accounting period. Cleco Power uses actual customer energy consumption data available from AMI to calculate unbilled revenue. Also included in Cleco Power’s retail revenue is electric customer credits, which primarily represents the accrued estimated refunds to Cleco Power’s retail customers for the tax related benefits of the TCJA.

Wholesale Revenue

Cleco’s wholesale revenue is generated primarily through the sale of energy and capacity to cooperatives, municipalities, and the MISO transmission provider. Cleco also enters into transactions through MISO for spot energy sales which are transacted in the Day-Ahead Energy and Operating Reserves Market and the Real-Time Energy and Operating Reserves Market. The electricity revenue performance obligations, representing both energy and capacity, are satisfied as a series of performance obligations, and progress towards satisfaction of the performance obligations are measured using an output method. The energy performance obligation measure of progress is based on kWh delivered. The capacity performance obligation measure of progress is based on time elapsed and is recognized each month as Cleco’s generating units stand ready to deliver electricity to the customer. Cleco recognizes wholesale revenue, inclusive of both performance obligations, under the invoice practical expedient for the amount Cleco has the right to invoice. Cleco, through Cleco Power and Cleco Cajun, charges its wholesale customers market based rates that are subject to FERC’s triennial market power analysis.

Transmission Revenue

Cleco Power and Cleco Cajun earn transmission revenues pursuant to MISO’s FERC filed tariff. The performance obligation of transmission service is satisfied as service is provided. Revenue is recognized upon delivery of the transmission service. For Cleco Power, revenue from the transmission of electricity is recorded based on a FERC-approved annual formula rate mechanism. This mechanism provides for an annual filing of revenue requirements with rates effective June 1 of each year. For Cleco Cajun, revenue from the transmission of electricity is recorded based on a FERC-approved annual filing rate mechanism effective June 1 of each year. Cleco Cajun charges transmission rates based on its cost to provide transmission services.

Other Revenue

Other revenue from contracts with customers, which is not a significant source of Cleco’s revenue, includes Cleco Power’s Teche Unit 3 SSR revenue and miscellaneous fees. The performance obligation under these contracts is satisfied and revenue is recognized as control of the products is delivered or services are rendered.